Policyholder Account Balances	12 Months Ended
Dec. 31, 2017
Policyholder Account Balances
9.	Policyholder Account Balances

As of December 31, 2017 and 2016, policyholders’ account balances consisted of the following:

	December 31, 2017	December 31, 2016
($ in thousands)
Interest-sensitive life contracts	$5,499,037	$5,370,563
Individual annuities	4,761,155	5,298,452
Funding agreements	408,165	255,200
Other	8,554	11,157

Total policyholders’ account balances	$10,676,911	$10,935,372

Policyholders’ account balances represent an accumulation of account deposits plus credited interest less withdrawals, expenses and mortality charges, if applicable. These policyholders’ account balances also include provisions for benefits under non-life contingent payout annuities. Interest crediting rates range from 0.4% to 6.0% for interest sensitive contracts. Interest crediting rates for individual annuities range from 0.0% to 6.0%. Interest crediting rates for funding agreements range from 0.5% to 1.0%.